UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 6, 2024

ZEVIA PBC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40630	86-2862492
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15821 Ventura Blvd., Suite 135, Encino, CA		91436
(Address of Principal Executive Offices)		(Zip Code)

(424) 343-2654

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	ZVIA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2024, the Board of Directors (the “Board”) of Zevia PBC (the “Company”), upon the recommendation of the Nominating and Enterprise Risk Management Committee of the Company, increased the size of the Board from eight to nine members and appointed Alexandre I. Ruberti as an independent Class III director of the Company, effective as of August 6, 2024 (the “Effective Date”), to serve until the Company’s 2027 Annual Meeting of Stockholders , or until his earlier resignation or removal. Mr. Ruberti has not been appointed as a member of any committee of the Board at this time.

In connection with Mr. Ruberti’s appointment as a director, he is entitled to receive the standard compensation for service on the Board by the Company’s non-employee directors, as described in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders filed on April 24, 2024.

The Company expects Mr. Ruberti to enter into its standard director and officer indemnification agreement. A copy of the Company’s form of director and officer indemnification agreement was filed as Exhibit 10.4 to the Company’s Amendment No. 1 to Form S-1 Registration Statement filed on July 12, 2021.

There are no arrangements or understandings between Mr. Ruberti and any other persons pursuant to which Mr. Ruberti was selected as a director. There are no transactions, arrangements or relationships between the Company or its subsidiaries, on the one hand, and Mr. Ruberti, on the other hand, which would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release publicly announcing the appointment of Mr. Ruberti is furnished as Exhibit 99.1 attached hereto.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Zevia PBC Press Release dated August 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEVIA PBC

Date: August 12, 2024	/s/ LORNA R. SIMMS
	Name:	Lorna R. Simms
	Title:	SVP, General Counsel and Corporate Secretary